COMPUTATIONAL MATERIALS FOR BAYVIEW FINANCIAL, SERIES 2004-C

ABS New Transaction

Computational Materials

$422,656,000 (approximate)

 BayView Financial

Mortgage Pass-Through Certificates,

Series 2004-C

Wells Fargo Bank, N.A.

Master Servicer

Wachovia Bank

Trustee

August 3, 2004

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bayview2004-C_KORE - CashflowsAAA

Pricing Speed

35% Call

Period	Date	Principal	Interest	Cash Flow	Balance	Sched Princ	Unsched Princ	Accrued Interest	Coupon	Effective Coupon
Total		371,685,000.00	16,381,340.87	388,066,340.87		0	371,685,000.00	16,381,340.87
0	20-Aug-04	0	0	0	371,685,000.00	0	0	0	0	0
1	28-Sep-04	9,004,451.93	786,694.53	9,791,146.46	362,680,548.07	0	9,004,451.93	786,694.53	1.95375	1.95375
2	28-Oct-04	9,081,863.62	590,489.27	9,672,352.89	353,598,684.45	0	9,081,863.62	590,489.27	1.95375	1.95375
3	28-Nov-04	8,888,223.06	594,892.95	9,483,116.01	344,710,461.39	0	8,888,223.06	594,892.95	1.95375	1.95375
4	28-Dec-04	8,732,086.26	561,231.72	9,293,317.97	335,978,375.14	0	8,732,086.26	561,231.72	1.95375	1.95375
5	28-Jan-05	8,540,356.63	565,248.62	9,105,605.25	327,438,018.50	0	8,540,356.63	565,248.62	1.95375	1.95375
6	28-Feb-05	8,373,321.90	550,880.36	8,924,202.26	319,064,696.60	0	8,373,321.90	550,880.36	1.95375	1.95375
7	28-Mar-05	8,256,442.27	484,845.40	8,741,287.67	310,808,254.33	0	8,256,442.27	484,845.40	1.95375	1.95375
8	28-Apr-05	8,047,854.74	522,902.51	8,570,757.25	302,760,399.60	0	8,047,854.74	522,902.51	1.95375	1.95375
9	28-May-05	7,904,772.68	492,931.78	8,397,704.46	294,855,626.91	0	7,904,772.68	492,931.78	1.95375	1.95375
10	28-Jun-05	7,734,102.78	496,063.88	8,230,166.66	287,121,524.13	0	7,734,102.78	496,063.88	1.95375	1.95375
11	28-Jul-05	7,596,308.87	467,469.73	8,063,778.60	279,525,215.26	0	7,596,308.87	467,469.73	1.95375	1.95375
12	28-Aug-05	7,431,647.76	470,272.06	7,901,919.82	272,093,567.50	0	7,431,647.76	470,272.06	1.95375	1.95375
13	28-Sep-05	7,544,883.65	457,769.08	8,002,652.73	264,548,683.85	0	7,544,883.65	457,769.08	1.95375	1.95375
14	28-Oct-05	7,429,372.06	430,718.33	7,860,090.38	257,119,311.79	0	7,429,372.06	430,718.33	1.95375	1.95375
15	28-Nov-05	7,261,186.44	432,576.46	7,693,762.89	249,858,125.36	0	7,261,186.44	432,576.46	1.95375	1.95375
16	28-Dec-05	7,149,020.75	406,800.26	7,555,821.01	242,709,104.61	0	7,149,020.75	406,800.26	1.95375	1.95375
17	28-Jan-06	6,983,800.39	408,332.79	7,392,133.18	235,725,304.21	0	6,983,800.39	408,332.79	1.95375	1.95375
18	28-Feb-06	6,849,733.94	396,583.27	7,246,317.21	228,875,570.27	0	6,849,733.94	396,583.27	1.95375	1.95375
19	28-Mar-06	6,783,584.20	347,795.50	7,131,379.70	222,091,986.07	0	6,783,584.20	347,795.50	1.95375	1.95375
20	28-Apr-06	6,584,298.73	373,646.63	6,957,945.36	215,507,687.34	0	6,584,298.73	373,646.63	1.95375	1.95375
21	28-May-06	6,480,451.72	350,873.45	6,831,325.17	209,027,235.62	0	6,480,451.72	350,873.45	1.95375	1.95375
22	28-Jun-06	6,331,507.03	351,666.55	6,683,173.58	202,695,728.60	0	6,331,507.03	351,666.55	1.95375	1.95375
23	28-Jul-06	5,887,304.35	330,013.98	6,217,318.33	196,808,424.25	0	5,887,304.35	330,013.98	1.95375	1.95375
24	28-Aug-06	5,551,536.80	331,109.67	5,882,646.47	191,256,887.45	0	5,551,536.80	331,109.67	1.95375	1.95375
25	28-Sep-06	5,436,749.39	321,769.79	5,758,519.19	185,820,138.06	0	5,436,749.39	321,769.79	1.95375	1.95375
26	28-Oct-06	5,324,287.54	302,538.41	5,626,825.95	180,495,850.52	0	5,324,287.54	302,538.41	1.95375	1.95375
27	28-Nov-06	5,214,104.71	303,665.47	5,517,770.18	175,281,745.81	0	5,214,104.71	303,665.47	1.95375	1.95375
28	28-Dec-06	5,106,155.32	285,380.59	5,391,535.91	170,175,590.48	0	5,106,155.32	285,380.59	1.95375	1.95375
29	28-Jan-07	5,000,394.68	286,302.70	5,286,697.38	165,175,195.81	0	5,000,394.68	286,302.70	1.95375	1.95375
30	28-Feb-07	4,905,310.64	277,890.06	5,183,200.71	160,269,885.16	0	4,905,310.64	277,890.06	1.95375	1.95375
31	28-Mar-07	4,803,620.96	243,543.45	5,047,164.41	155,466,264.20	0	4,803,620.96	243,543.45	1.95375	1.95375
32	28-Apr-07	4,703,832.06	261,555.80	4,965,387.86	150,762,432.14	0	4,703,832.06	261,555.80	1.95375	1.95375
33	28-May-07	4,606,202.64	245,460.08	4,851,662.72	146,156,229.50	0	4,606,202.64	245,460.08	1.95375	1.95375
34	28-Jun-07	4,510,424.88	245,892.63	4,756,317.51	141,645,804.63	0	4,510,424.88	245,892.63	1.95375	1.95375
35	28-Jul-07	4,416,612.53	230,617.08	4,647,229.60	137,229,192.10	0	4,416,612.53	230,617.08	1.95375	1.95375
36	28-Aug-07	8,734,745.03	230,873.82	8,965,618.85	128,494,447.07	0	8,734,745.03	230,873.82	1.95375	1.95375
37	28-Sep-07	1,936,531.06	216,178.52	2,152,709.58	126,557,916.02	0	1,936,531.06	216,178.52	1.95375	1.95375
38	28-Oct-07	2,715,660.98	206,052.11	2,921,713.09	123,842,255.04	0	2,715,660.98	206,052.11	1.95375	1.95375
39	28-Nov-07	2,659,363.36	208,351.69	2,867,715.06	121,182,891.67	0	2,659,363.36	208,351.69	1.95375	1.95375
40	28-Dec-07	2,604,217.59	197,300.90	2,801,518.48	118,578,674.09	0	2,604,217.59	197,300.90	1.95375	1.95375
41	28-Jan-08	2,550,233.61	199,496.27	2,749,729.88	116,028,440.48	0	2,550,233.61	199,496.27	1.95375	1.95375
42	28-Feb-08	2,496,896.28	195,205.76	2,692,102.04	113,531,544.20	0	2,496,896.28	195,205.76	1.95375	1.95375
43	28-Mar-08	2,445,041.61	178,682.09	2,623,723.70	111,086,502.59	0	2,445,041.61	178,682.09	1.95375	1.95375
44	28-Apr-08	2,394,247.09	186,891.47	2,581,138.56	108,692,255.50	0	2,394,247.09	186,891.47	1.95375	1.95375
45	28-May-08	2,344,622.35	176,964.58	2,521,586.93	106,347,633.15	0	2,344,622.35	176,964.58	1.95375	1.95375
46	28-Jun-08	106,347,633.15	178,918.81	106,526,551.96	0	0	106,347,633.15	178,918.81	1.95375	1.95375